UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

ALPHA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14143 Denver West Blvd Ste. 100, Golden CO          80401
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code: 1-800-819-0604

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 – Entry into a Material Definitive Agreement.

The information set forth in Item 3.01 below is hereby incorporated by reference. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act by virtue of the provisions of Section 4(a)(2) and Regulation D (Rule 506) thereunder, and the corresponding provisions of state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, and there shall not be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 3.02 below is hereby incorporated by reference. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act by virtue of the provisions of Section 4(a)(2) and Regulation D (Rule 506) thereunder, and the corresponding provisions of state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, and there shall not be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 3.02 – Unregistered Sales of Equity Securities.

As of February 25, 2022, Alpha Energy, Inc., (the “Company”) entered into a series of agreements (“Contractual Investment Agreements”) by which $906,750 of indebtedness due and owing to Jay Leaver, the Company’s President, and $413,206 owed to AEI Management, Inc. (“AEI”), was converted into 7.25% Senior Secured Convertible Notes due February 24, 2024 of the Company (the “7.25% Notes”). The Contractual Investment Agreements contain customary representations, warranties and covenants for a transaction of this nature.

The 7.25% Notes are initially convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a conversion price of $5.00 per share. The conversion price is subject to adjustment in the event of certain events, including stock splits and dividends. The 7.25% Notes mature February 24, 2024, and bear interest at a rate of 7.25% per annum, payable quarterly. Under the terms of the 7.25% Notes an Event of Default shall occur upon the occurrence of a default in the payment of principal when due and payable, breach of any material term under the 7.25% Notes or the Security Agreement executed in connection therewith, entry of a court or other order unstayed for 60 days in which an involuntary proceeding under applicable bankruptcy, insolvency, reorganization or adjudging the Company to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition remains unstayed for 60 consecutive days, a decree or order appointing any person or entity to act as custodian, conservator, receiver, liquidator, assignee, trust or other similar official of the Company or over the property of the Company, or ordering the liquidation or winding up of the affairs of the Company that remains unstayed for 60 consecutive days, or the commencement by the Company of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law seeking to be adjudicated insolvent or consent to such similar relief. The 7.25% Notes contain limitations on the holder’s ability to convert the 7.25% Notes in the event such conversion causes the holder to beneficially own in excess of 4.99% of the Company’s issued and outstanding Common Stock.

Under the terms of the Pledge and Security Agreement and Mortgage Agreement with each holder of 7.25% Notes, the Company agreed to grant a lien and security interest and mortgage for all debts, obligations and liabilities of the Company in and to all assets obtained by the Company under that certain Purchase and Sale Agreement dated as of March 17 , 2022 by and between the Company and Progressive Well Service, LLC and to grant a mortgage with respect to such assets to the holders.

On August 18, 2022, the Company closed on the sale of $1,729,390 shares of Common Stock at $1.00 per share. Prior to 2022,  the Company also closed on the sale of 259,000 shares of Common Stock at $1.00 per share. The sales were made exclusively to accredited investors under the terms of Subscription Agreements dated as of the closing date and had previously been reported by the Company and accounted for as a “Subscription Liability” of the Company.

The foregoing is a summary description of the terms and conditions of the Contractual Investment Agreements, 7.25 % Notes, Pledge and Security Agreement and Mortgage Agreement and does not purport to be complete and is qualified in its entirety by reference to the Contractual Investment Agreements filed as Exhibit 10.1 and 10.2 to the Company’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2022 filed with the SEC on July 29, 2022, and Form of Senior Secured Note and Form of Senior Secured CIA (including Exhibit A form of “Pledge and Security Agreement” and Exhibit F form of “Mortgage” annexed thereto) and form of Subscription Agreement (common stock) filed as Exhibit 10.3, 10.4 and 10.5, respectively, to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on April 4, 2022.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Contractual Investment Agreement dated as of February 25, 2022 with 20 Shekels, Inc. *
10.2	Contractual Investment Agreement dated as of February 25, 2022 with AEI Management, Inc. *
10.3	Form of 7.25% Senior Secured Promissory Note **
10.4	Form of Pledge and Security Agreement **
10.5	Form of Mortgage **
10.6	Form of Subscription Agreement for Common Stock **
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Incorporated herein by reference to Exhibit 10.1 and 10.2 to the Company’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2022 filed with the SEC on July 29, 2022.

**	Incorporated herein by reference to Exhibit 10.3, 10.4, and 10.5 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on April 4, 2022.

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Dated: August 23, 2022

ALPHA ENERGY, INC.

/s/ Jay Leaver
Jay Leaver, President